UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23 , 2022

KINGSWOOD ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39700	85-2432410
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17 Battery Place, Room 625

New York, New York 10004

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 404-7002

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01	Regulation FD Disclosure

As previously disclosed on July 7, 2022, Kingswood Acquisition Corp. a Delaware corporation (“we”, “us”, “our”, or the “Company”) entered into a Merger Agreement (as it may be amended, supplemented, or otherwise modified from time to time, the “Merger Agreement”) with Wentworth Management Services, LLC, a Delaware limited liability company (“Wentworth”). Attached as Exhibit 99.1 and incorporated into this Item 7.01 by reference herein is the form of investor presentation to be used by Company and Wentworth with respect to the transactions related with the Merger Agreement.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Item 8.01	Other Events

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 of this Current Report on Form 8-K and is incorporated by reference is a press release issued by the Company in connection with the filing by the Company of a registration statement on Form S-4 under the Securities Act, relating to the Merger Agreement and the transactions contemplated thereby (the “S-4 Registration Statement”).

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is being furnished and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

About Kingswood Acquisition Corp.

We are a blank check company incorporated under the laws of the State of Delaware on July 27, 2020, for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or similar business combination with one or more businesses, which we refer to throughout this proxy statement as our initial business combination. While we may pursue our initial business combination target in any stage of its corporate evolution or in any industry or sector, we are focusing our search on companies with favorable growth prospects and attractive returns on invested capital.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between the Company and Wentworth. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction described herein, the Company and Wentworth intend to cause Binah Capital Group, Inc., a Delaware corporation (“Holdings”), to file relevant materials with the SEC, including a registration statement on S-4 Registration Statement, which will include a proxy statement/prospectus. The proxy statement/prospectus will be sent to all the Company stockholders. The Company and Holdings will also file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of the Company are urged to read the S-4 Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov or by directing a request to the Company at Michael Nessim, Chief Executive Officer, Kingswood Acquisition Corp., Email: mnessim@kingswoodus.com, (212) 404-7002.

Participants in the Solicitation

The Company, Holdings, and Wentworth, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information about the Company’s directors and executive officers and their ownership of the Company’s securities is set forth in the Company’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, Holdings or Wentworth, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s and Wentworth’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and Wentworth’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside the Company’s and Wentworth’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against the Company and Wentworth following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of the Company and Wentworth, certain regulatory approvals, or satisfy other conditions to closing in the Merger Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (5) the impact of the COVID-19 pandemic on Wentworth’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain the listing of Holdings’ ordinary shares on the New York Stock Exchange (“NYSE”), Nasdaq, Inc., or NYSE American following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of Wentworth to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that the Company or Wentworth may be adversely affected by other economic, business, and/or competitive factors; (12) risks relating to the uncertainty of the projected financial information with respect to Wentworth; (13) risks related to the organic and inorganic growth of Wentworth’s business and the timing of expected business milestones; (14) the amount of redemption requests made by the Company’s stockholders; and (15) other risks and uncertainties indicated from time to time in the final prospectus of the Company for its initial public offering and the Registration Statement relating to the proposed business combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company and Wentworth caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company and Wentworth do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibits
99.1	Investor Presentation dated December 2022
99.2	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kingswood Acquisition Corp.

Dated: December 23, 2022	By:	/s/ Michael Nessim
	Name:	Michael Nessim
	Title:	Chief Executive Officer